THE SELECT SECTOR SPDR® TRUST

(the “Trust”)

Supplement dated May 24, 2024 to the Statement of Additional Information (“SAI”)

dated January 31, 2024, as may be supplemented from time to time

The U.S. Securities and Exchange Commission recently adopted rule amendments to shorten the standard settlement cycle for most broker-dealer transactions from T+2 (i.e., two business days after the trade date) to T+1 (i.e., one business day after the trade date), subject to certain exceptions. Consistent with the rule amendments, effective May 28, 2024 (the “Effective Date”), each series of the Trust generally will issue creation units and deliver redemption proceeds on a T+1 basis. Accordingly, the following changes are made to the SAI as of the Effective Date:

1)	The following replaces the discussion under the heading entitled “PROCEDURES FOR PURCHASE OF CREATION UNITS” within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS”:

To be eligible to place orders with the Distributor, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Select Sector SPDR Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of the Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with all applicable fees and taxes. All Shares of Select Sector SPDR Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase Shares directly from the Select Sector SPDR Funds, including non-standard orders, must be placed for one or more Creation Unit size aggregations of Shares and in the manner set forth in the Participant Agreement and/or applicable order form, which sets forth specific procedures associated with purchases through the Clearing Process and outside the Clearing Process. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. State Street Global Markets, LLC may assist Authorized Participants in assembling shares to purchase Creation Units (or upon redemption), for which it may receive commissions or other fees from such Authorized Participants.

Investors should be aware that an Authorized Participant may require orders for purchases of Shares placed with it to be in the particular form required by the individual Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should also be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to purchase Creation Units of Select Sector SPDR Funds have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares of a Select Sector SPDR Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account, in accordance with the terms of the Participant Agreement. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities, in accordance with the terms of the Participant Agreement. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. The delivery of Creation Units so purchased will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Shortened settlement cycles are expected to be available, through which creation transactions can be settled on the trade date in accordance with instructions provided by the Trust and/or Distributor.

2)	The following replaces the discussion under the heading entitled “PROCEDURES FOR REDEMPTION OF CREATION UNITS” within the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS”:

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of that Business Day, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the settlement date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

If it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an Authorized Participant may request a redemption in cash which the Select Sector SPDR Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the net asset value of its Shares based on the net asset value of Shares of the relevant Select Sector SPDR Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Select Sector SPDR Fund may also, in its sole discretion, upon request of an Authorized Participant, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.

Deliveries of redemption proceeds generally will be made within one Business Day.

Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Select Sector SPDR Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Shareholder to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Select Sector SPDR Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Select Sector SPDR Fund or determination of the net asset value of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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